BRI OP LIMITED PARTNERSHIP
                               470 Atlantic Avenue
                           Boston, Massachusetts 02210


                               AMENDMENT NO. 2 OF
                           REVOLVING CREDIT AGREEMENT

                                                             As of July 21, 1998


BANKBOSTON, N.A.,
    for Itself and as Agent
100 Federal Street
Boston, Massachusetts 02110
Attn:   Real Estate Division

Ladies and Gentlemen:

     Each of BRI OP Limited Partnership, a Delaware limited partnership (the "Borrower"), and Berkshire Realty Company Inc., a Delaware corporation (the "REIT"), and the undersigned Guarantors hereby agrees with you as follows:

1. Reference to Credit Agreement and Definitions. Reference is made to the Revolving Credit Agreement dated as of January 30, 1998, as amended by Amendment No. 1 thereto dated as of April 15, 1998 (as so amended, the "Credit Agreement"), among the Borrower, Berkshire Realty Company, Inc., certain Guarantors named therein and you. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given to them in the Credit Agreement.

2. Reason for Amendment. The Borrower has requested that the aggregate Commitments of all the Banks be increased to $180,000,000. BKB has agreed, subject to the terms and conditions set forth in this Amendment, to provide the additional credit, which it may assign or participate to Eligible Assignees as provided in ss. 18 of the Credit Agreement.

3. Amendments. On the basis of the representations and warranties of the REIT and the Borrower set forth herein and subject to the satisfaction of the terms and conditions set forth herein, the Credit Agreement is hereby further amended, effective as of August 7, 1998 or such earlier date of which the Borrower shall have given the Agent three Business Days' advance written notice (the "Effective Date"), to amend Schedule I to the Credit Agreement to read in its entirety as provided in Schedule I attached hereto.

4. Conditions to Effectiveness of Amendment. Acceptance by the Banks of the foregoing amendments shall be subject, without limitation, to the following conditions:

     (a) No Default or Event of Default under the Credit Agreement shall have occurred and be continuing (other than a Default or Event of Default which shall have been waived in writing by the Banks).

     (b) All proceedings in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Majority Banks and the Agent's Special Counsel, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Majority Banks and the Agent's Special Counsel may reasonably require.

     (c) The Borrower shall have executed and delivered to the Agent for redistribution to each of the Banks a replacement Revolving Credit
          Note in the amount of each Bank's Commitment as set forth in Schedule I hereto.

     (d) Each of the Banks shall have received the favorable opinions addressed to the Banks and the Agent and dated the Effective Date, in form and substance satisfactory to the Agent, of Scott D. Spelfogel, Senior Vice President and General Counsel of the REIT and the Borrower.

     (e) The Borrower shall have paid to the Agent for the benefit of the Banks all amounts owing by the Borrower on the Effective Date pursuant to ss. 4.9 of the Credit Agreement on account of the modification of the Commitments on that date effected by this Amendment.

     (f) BKB shall have received the compensation contemplated in the third paragraph of the letter dated June 4, 1998 from BKB to the REIT.

5. Representations and Warranties. In order to induce you to enter into this Amendment, each of the Borrower and the REIT hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Credit Agreement is true and correct on the date hereof, after giving effect to the amendments effected hereby.

6. Miscellaneous. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, shall be a Loan Document, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Obligation.

]     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned. This letter shall become a binding agreement among each of you and the Borrower when both the Borrower and you shall have one or more copies hereof executed by the Borrower, you and each of the Guarantors listed below.

                               BRI OP LIMITED PARTNERSHIP

                               By Berkshire Apartments, Inc.,
                                     its General Partner

                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President/Chief Financial Officer


                               BERKSHIRE REALTY COMPANY, INC.
                               BERKSHIRE APARTMENTS, INC.

                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President/Chief Financial
                                        Officer


                               BRI TEXAS APARTMENTS LIMITED
                                   PARTNERSHIP

                               By BRI Texas Apartments-II, Inc., its
                                   General Partner

                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Vice President and Treasurer

                               BRI BENCHMARK LIMITED PARTNERSHIP
                               BRI COMMONS LIMITED PARTNERSHIP


                               By Berkshire Apartments, Inc., the General
                                      Partner of each

                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President/Chief Financial
                                        Officer

                               BRI HUNTERS GLEN LIMITED
                                  PARTNERSHIP

                               By BRI Hunters Glen - II, Inc.,
                                   its General Partner


                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Treasurer
                                        Officer


                               BRI RIDGEVIEW CHASE LIMITED
                                  PARTNERSHIP

                               By BRI Emerald, Inc., its General Partner

                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Treasurer

                               BRI DIAMOND RIDGE ASSOCIATES
                                  LIMITED PARTNERSHIP

                               By BRI Baltimore - 31, L.L.C.,
                                   its General Partner

                               By Berkshire Apartments, Inc.,
                                   its Manager


                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Chief Financial
                                        Officer


                               BRI FOXGLOVE ASSOCIATES, L.L.C.

                               By Berkshire Apartments, Inc.
                                     its Manager

                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President/Chief Financial
                                        Officer


                               BRI TEXAS APARTMENTS-II, INC.


                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Vice President and Treasurer


                               BRI HUNTERS GLEN - II, INC.


                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Vice President and Treasurer

                               BRI EMERALD, INC.


                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Treasurer


                               BRI BALTIMORE - 31, L.L.C.

                               By:  Berkshire Apartments, Inc., its Manager


                               By: /s/ Marianne Pritchard
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Chief Financial
                                        Officer


The foregoing Amendment is
hereby agreed to.

BANKBOSTON, N.A.,
for Itself and as Agent


By:
    ---------------------------------
    Authorized Officer

KEYBANK NATIONAL ASSOCIATION


By:
    ---------------------------------
    Authorized Officer


 PNC BANK, NATIONAL ASSOCIATION


By:
    ---------------------------------
    Authorized Officer

                               BRI EMERALD, INC.


                               By:
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Treasurer


                               BRI BALTIMORE - 31, L.L.C.

                               By:  Berkshire Apartments, Inc., its Manager


                               By:
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Chief Financial
                                        Officer


The foregoing Amendment is
hereby agreed to.

BANKBOSTON, N.A.,
for Itself and as Agent


By: /s/ [ILLEGIBLE]   VP
    ---------------------------------
    Authorized Officer

KEYBANK NATIONAL ASSOCIATION


By:
    ---------------------------------
    Authorized Officer


 PNC BANK, NATIONAL ASSOCIATION


By:
    ---------------------------------
    Authorized Officer

                               BRI EMERALD, INC.


                               By:
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Treasurer


                               BRI BALTIMORE - 31, L.L.C.

                               By:  Berkshire Apartments, Inc., its Manager


                               By:
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Chief Financial
                                        Officer


The foregoing Amendment is
hereby agreed to.

BANKBOSTON, N.A.,
for Itself and as Agent


By:
    ---------------------------------
    Authorized Officer

KEYBANK NATIONAL ASSOCIATION


By: /s/ [ILLEGIBLE]
    ---------------------------------
    Authorized Officer


 PNC BANK, NATIONAL ASSOCIATION


By:
    ---------------------------------
    Authorized Officer

                               BRI EMERALD, INC.


                               By:
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Treasurer


                               BRI BALTIMORE - 31, L.L.C.

                               By:  Berkshire Apartments, Inc., its Manager


                               By:
                                   ---------------------------------
                                   Marianne Pritchard
                                   Senior Vice President and Chief Financial
                                        Officer


The foregoing Amendment is
hereby agreed to.

BANKBOSTON, N.A.,
for Itself and as Agent


By:
    ---------------------------------
    Authorized Officer

KEYBANK NATIONAL ASSOCIATION


By:
    ---------------------------------
    Authorized Officer


 PNC BANK, NATIONAL ASSOCIATION


By: /s/ [ILLEGIBLE]
    ---------------------------------
    Authorized Officer

CITIZENS BANK OF RHODE ISLAND


By:  /s/ [ILLEGIBLE]
     -------------------------------
      Authorized Officer


MELLON BANK, N.A.


By:
     -------------------------------
      Authorized Officer


CRESTAR BANK


By:
     -------------------------------
      Authorized Officer

CITIZENS BANK OF RHODE ISLAND


By:
     -------------------------------
      Authorized Officer


MELLON BANK, N.A.


By:  /s/ Ronald J. Bloch
     -------------------------------
      Authorized Officer                Ronald J. Bloch
                                        First Vice President

CRESTAR BANK


By:
     -------------------------------
      Authorized Officer

CITIZENS BANK OF RHODE ISLAND


By:
     -------------------------------
      Authorized Officer


MELLON BANK, N.A.


By:
     -------------------------------
      Authorized Officer


CRESTAR BANK


By:  /s/ Emz A. Lawrence
     -------------------------------
      Authorized Officer                Emz A. Lawrence
                                        Senior Vice President

                                                                      SCHEDULE 1

                              BANKS AND COMMITMENTS
               Name and                                              Commitment
               Address                       Commitment              Percentage
               -------                       ----------              ----------
BankBoston, N.A.                             $80,000,000               44.44%
100 Federal Street
Boston, Massachusetts 02110

Attn:   Real Estate Division

Fax:    (617) 434-0645

Eurodollar Lending Office:

Same as above
KeyBank National Association                  25,000,000               13.89%
127 Public Square
Cleveland, Ohio 44114-1306

Attn:

Fax:

Eurodollar Lending Office:
PNC Bank, National Association                25,000,000               13.89%
One PNC Plaza
249 Fifth Avenue
PI-POPP-19-2
Pittsburgh, Pennsylvania 15222-2707

Attn:   Jan Dotchin

Fax:    (412) 768-5454

Eurodollar Lending Office:

    Same as above

Citizens Bank of Rhode Island                 20,000,000               11.11 %
One Citizens Plaza
Providence, Rhode Island 02903-1339

Attn:

 Fax:

 Eurodollar Lending Office:
Mellon Bank, N.A.                             20,000,000               11.11%
1735 Market Street
Philadelphia, Pennsylvania 19103
Attn:   Real Estate Loan Administration

Fax: (215) 553-3742

Eurodollar Lending Office:

     Same as above

     Attn:   Eurodollar Funds Management

Crestar Bank                                  10,000,000                5.56%
8245 Boone Boulevard
Vienna, Virginia 22182-3871
Attn:   Constance Dores

Fax: (703) 902-9245

Eurodollar Lending Office:

Same as above
                                            ------------                ----
                                            $180,000,000                 100%